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                                                                       EXHIBIT A

                              DECLARATION OF TRUST

                               DUPREE MUTUAL FUNDS

        THIS DECLARATION OF TRUST is made and entered into at 167 West Main Street, Lexington, Kentucky 40507 as of the 25th day of June, 1987, by the TRUSTEES, hereinafter named, for the purpose of creating an express business trust pursuant to the provisions of Section 386.370, et seq. of the Kentucky Revised Statutes.

                                WITNESSETH THAT:

        WHEREAS, the Trust hereinafter expressed has been created for the purpose of carrying on the business of an investment company pursuant to the Investment Company Act of 1940, and

        WHEREAS, the Trustees, hereinafter named, have agreed to manage the property which may come into their hands as provided hereunder as the trustees of a Kentucky business trust.

        NOW THEREFORE, the hereinafter named Trustees by these presents declare that they will hold the assets, cash and securities which they may acquire as trustees hereunder in trust and that they will manage and dispose of said assets, cash and securities upon the terms and conditions enumerated herein for the benefit of the holders, from time to time, of the shares of beneficial interest of this Kentucky Business Trust.

                      ARTICLE I - NAME AND PRINCIPAL OFFICE

        This Trust shall be known and designated as "Dupree Mutual Funds". Its Trustees shall conduct the business of

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the Trust under said name or any other name which they may from time to time determine. The principal office of this Trust shall be at 167 West Main Street, Lexington, Kentucky, 40507 or at such other location as may from time to time be determined and designated by the Trustees.

                            ARTICLE II - DEFINITIONS

As used herein, unless otherwise clearly required by the context or otherwise specifically provided, the following terms shall be accorded the following meanings:

        (A) The "Trust" refers to the Kentucky Business Trust established by this Declaration of Trust, as amended from time to time;

        (B) "Trustees" refers to the Trustees of the Trust named herein or elected in accordance with Article IV.

        (C) "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust or any Series of the Trust (as the context may require) shall be divided from time to time;

        (D) "Series" refers to Series of Shares established and designated under or in accordance with the provisions of Article V;

        (E) "Shareholder" means a record owner of Shares;

        (F) The "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

        (G) "Commission" shall have the meaning given it in the 1940 Act;

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        (H) "Declaration of Trust" shall mean this Declaration of Trust as amended or restated from time to time; and

        (1) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time.

                              ARTICLE III - PURPOSE

        The purpose of the Trust is to operate as an investment company, to offer Shareholders one or more investment programs primarily in securities and debt instruments and to transact any or all lawful business.

The Trust may:

        (A) Invest and reinvest its funds in, to purchase or otherwise acquire, to hold for investment or otherwise, to lend and to sell or otherwise dispose of, securities (including but not limited to bonds, debentures, notes and other obligations and evidences of indebtedness, repurchase agreements, options, stocks, shares, and any certificates, receipts, warrants or other instruments representing rights to subscribe to, purchase, receive or otherwise acquire the same or evidencing any other rights or interests therein) created or issued by any country, state, county, municipality or other political subdivision, or by any other governmental or quasi-governmental district, authority, agency or instrumentality, or by any corporation, association, firm or other business organization;

        (B) Exercise all rights, powers and privileges of ownership or interest in all securities held or owned by the Trust, including but not limited to the exercise of any voting rights

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pertaining thereto, and to do all acts and things for the preservation, protection, improvement and enhancement in value thereof;

        (C) Aid by further investment any corporation, association, firm or other business organization, or any country, state, county, municipality or other political subdivision, or any governmental or quasi-governmental district, authority, agency or instrumentality, any securities of which are held or owned by the Trust, or in the affairs of which the Trust has any other direct or indirect interest: and

        (D) Promote or aid the incorporation of any organization or enterprise under the laws of any subdivision, and to cause the same to be dissolved, wound up, liquidated, merged or consolidated.

                            ARTICLE IV - THE TRUSTEES

        Section 4.1 Number, Designation, Election, Term, etc.

        (A) Initial Trustees. Upon his execution of this Declaration of Trust or a counterpart hereof or some other writing in which he accepts such Trusteeship and agrees to the provisions hereof, each of Fred L. Dupree, Jr., Thomas P. Dupree, Sr., Jack Langley, Robert L. Maddox and William S. Patterson shall become a Trustee hereof.

        (B) Number. The Trustees serving as such, whether named above or hereafter becoming a Trustee, may increase or decrease (to not less than three) the number of Trustees to a number other than the number theretofore determined. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term, but the number of

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Trustees may be decreased in conjunction with the removal of a Trustee pursuant to section (E) of this Section 4.1.

        (C) Term. Each Trustee, whether named above or hereafter becoming a Trustee, shall serve as a Trustee until the next annual meeting of Shareholders or any special meeting in lieu thereof and until the election and qualification of his or her successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed.

        (D) Resignation and Retirement. Any Trustee may resign his or her trust or retire as a Trustee, by written instrument signed by said Trustee and delivered to the other Trustees or to any officer of the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument.

        (E) Removal. Any Trustee may be removed with or without cause at any time either by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective, or by the Shareholders a; any meeting called for the purpose.

        (F) Vacancies. Any vacancy or anticipated vacancy resulting from any reason, including without limitation the death, resignation, retirement, removal or incapacity of any of the Trustees, or resulting from an increase in the number of Trustees by the Trustees may (but so long as there are at least three remaining Trustees, need not unless required by the 1940 Act) be filled either by a majority of the remaining Trustees through the appointment in writing of such other person as such remaining

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Trustees in their discretion shall determine (unless a shareholder election is required by the 1940 Act) or by the election by the Shareholders, at a meeting called for the purpose, of a person to fill such vacancy, and such appointment or election shall be effective upon the written acceptance of the person named therein to serve as a Trustee and agreement by such person to be bound by the provisions of this Declaration of Trust, except that any such appointment or election in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed or elected shall have accepted such appointment or election and shall have agreed in writing to be bound by this Declaration of Trust and the appointment or election is effective, the Trust estate shall vest in the new Trustee, together with the continuing Trustees, wlthout any further act or conveyance.

        (G) Effect of Death, Resignation, etc. The death, resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration of Trust.

        (H) No Accounting. Except to the extent required by the 1940 Act or under circumstances which would justify his or her removal for cause, no person ceasing to be a Trustee as a result of death, resignation, retirement, removal or incapacity (nor the

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estate of any such person) shall be required to make an accounting to the
Shareholders or remaining Trustees upon such cessation.

        Section 4.2 Powers of Trustees. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility and the purpose of the Trust. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business and affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may as they consider appropriate elect and remove officers and appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee, and may provide for the compensation of all of the foregoing; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including without implied limitation an executive committee, which may, when the Trustees are not in session and subject to the 1940 Act, exercise some or all of the power and authority of the Trustees as the Trustees may determine; in accordance with Section 4.3 they may employ one or more Advisers, Administrators, Depositories and Custodians and may authorize any Depository or Custodian to employ subcustodians or agents and to deposit all or any part of such assets in a system or systems for the central handling of securities and debt instruments, retain transfer, dividend, accounting or Shareholder servicing agents or any of the foregoing,

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        provide for the distribution of Shares by the Trust through one or more distributors, principal underwriters or otherwise, set record dates or times for the determination of Shareholders or various of them with respect to various matters; they may compensate or provide for the compensation of the Trustees, officers, advisers, administrators, custodians, other agents, consultants and employees of the Trust or the Trustees on such terms as they deem appropriate; and in general they may delegate to any officer of the Trust, to any committee of the Trustees and to any employee, adviser, administrator, distributor, depository, custodian, transfer and dividend disbursing agent, or any other agent or consultant of the Trust such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust, including without implied limitation the power and authority to act in the name of the Trust and of the Trustees, to sign documents and to act as attorney-in- fact for the Trustees.

        Without limiting the foregoing and to the extent not inconsistent with the 1920 Act or other applicable law, the Trustees shall have power and authority:

        (A) Investments. To invest and reinvest cash and other property, and to hold cash or other property uninvested without in any event being bound or Limited by any present or future law or custom in regard to investments by trustees;

        (B) Disposition of Assets. To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and

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lease any or all of the assets of the Trust; Ownership Powers. To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities, debt instruments or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities, debt instruments or property as the Trustees shall deem proper;

Subscription. To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or debt instruments; Form of Holding. To hold any security, debt instrument or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

Reorganization, etc. To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or debt instrument of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with

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respect to any security or debt instrument held in the Trust;

        (G) Voting Trusts, etc. To join with other holders of any securities or debt instruments in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security or debt instrument with, or transfer any security or debt instrument to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security or debt instrument (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

        (H) Compromise. To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust with respect to any matter in controversy, including but not limited to claims for taxes;

        (I) Partnerships, etc. To enter into joint ventures, general or limited partnerships and any other combinations or associations;

        (J) Borrowing and Security. To borrow funds and to mortgage and pledge the assets of the Trust or any part thereof to secure obligations arising in connection with such borrowing;

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        (K) Guarantees, etc. To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

        (L) Insurance. To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify

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such person against such liability; and

        (M) Pensions, etc. To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit- sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

        Except as otherwise provided by the 1940 Act or other applicable law, this Declaration of Trust or the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least a majority of the Trustees then in office, being present), within or without Kentucky, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office.

        Section 4.3 Certain Contracts. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality

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Of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals ("Contracting Party") to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or of the Trust and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below as the Trustees may determine appropriate:

        (A) Advisory. Subject to the general supervision of the Trustees and in conformity with the stated policy of the Trustees with respect to the investments of the Trust or of the assets belonging to any Series of Shares of the Trust (as that phrase is defined in subsection (A) of Section 5.2), to manage such investments and assets, make investment decisions with respect thereto, and to place purchase and sale orders for portfolio transactions relating to such investments and assets;

        (B) Administration. Subject to the general supervision of the Trustees and in conformity with any policies of the Trustees with respect to the operations of the Trust, to supervise all or any part of the operations of the Trust, and to provide all or any part of the administrative and clerical personnel, office space and office equipment and services appropriate for the efficient administration and operations of the Trust;

        (C) Distribution. To distribute the Shares of the Trust, to be principal underwriter of such Shares, and/or to act as

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agent of the Trust in the sale of Shares and the acceptance or rejection of orders for the purchase of Shares;

        (D) Custodian and Depository. To act as depository for and to maintain custody of the property of the Trust and accounting records in connection therewith;

        (E) Transfer and Dividend Disbursing Agency. To maintain records of the ownership of outstanding Shares, the issuance and redemption and the transfer thereof, and to disburse any dividends declared by the Trustees and in accordance with the policies of the Trustees and/or the instructions of any particular Shareholder to reinvest any such dividends;

        (F) Shareholder Servicing. To provide service with respect to the relationship of the Trust and its Shareholders, records with respect to Shareholders and their Shares, and similar matters; and

        (G) Accounting. To perform all or any part of the accounting responsibilities, whether with respect to the Trust's properties, Shareholders or otherwise.

The same person may be the Contracting Party for some or all of the services, duties and responsibilities to, for and of the Trust and/or the Trustees, and the contracts with respect thereto may contain such terms interpretive of or in addition to the delineation of the services, duties and responsibilities provided for, including provisions that are not inconsistent with the 1940 Act relating to the standard of duty of and the rights to indemnification of the Contracting Party and others, as the

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Trustees may determine.

        Subject to the provisions of the 1940 Act, the fact that:

        (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party, or of or for any parent or affiliate of any Contracting Party or that the Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust, or that

        (ii) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations. or has other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust and/or the Trustees or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders, provided that in the case of any relationship or interest referred to in the preceding clause (i) on the part of any Trustee or officer of the Trust either (1) the material facts as to such relationship or interest have been disclosed to or are known by the Trustees not having any such relationship or interest and the contract involved is approved in good faith by a majority of such Trustees not having any such relationship or interest (even

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though such unrelated or disinterested Trustees are less than a quorum of all of the Trustees), (2) the material facts as to such relationship or interest and as to the contract have been disclosed to or are known by the Shareholders entitled to vote thereon and the contract involved is specifically approved in good faith by vote of the Shareholders or (3) the specific contract involved is fair to the Trust as of the time it is authorized, approved or ratified by the Trustees or by the Shareholders.

        Section 4.4. Payment of Trust Expenses and Compensation of Trustees. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, and to charge or allocate the same to, between or among such one or more of the Series that may be established and designated pursuant to Article V, as the Trustees deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser, administrator, distributor, principal underwriter, auditor, counsel, depository, custodian, transfer agent, dividend disbursing agent, accounting agent, Shareholder servicing agent, and such other agents, consultants, and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur. Without limiting the generality of any other provision hereof, the Trustees shall be entitled to reasonable compensation from the Trust for their services as Trustees and may

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fix the amount of such compensation.

        Section 4.5 Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered to be vested in the Trustees.

                               ARTICLE V - SHARES

        Section 5.1 Description of Shares. The beneficial interest in the Trust shall be divided into Shares, all without par value and of one class, but the Trustees shall have the authority from time to time to divide the class of Shares into two or more Series of shares (including without limitation those Series specifically established and designated in Section 5.2), as they deem necessary or desirable, to establish and designate such Series, and to fix and determine the relative rights and preferences as between the different Series of Shares as to right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the several Series shall have separate voting rights or no voting rights. Except as aforesaid all Shares of the different Series shall be identical. The Shares of each Series may be issued or reissued from time to time in one or more sub-series ("Sub-Series"), as determined by the Board of Trustees pursuant to resolution. Each Sub-Series shall be appropriately designated, prior to the issuance of any shares thereof, by some distinguishing letter, number or title. All Shares of each Series shall be of equal rank and have the same powers, preferences and rights, and shall be subject to

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the same qualifications, limitations and restrictions without distinction between the shares of different Sub-Series thereof, except with respect to such differences among such Sub-Series as the Trustees shall from time to time determine to be necessary to comply with the Investment Company Act of 1940 or other applicable laws, including differences in the rate or rates of dividends or distributions. The Trustees may from time to time increase the number of Shares allocated to any Sub-Series already created by providing that any unissued Shares of the applicable Series shall constitute part of such Sub-Series, or may decrease the number of Shares allocated to any Sub-Series already created by providing that any unissued Shares previously assigned to such Sub-Series shall no longer constitute part thereof. The Trustees are hereby empowered to classify or reclassify from time to time any unissued Shares of each Series by fixing or altering the terms thereof and by assigning such unissued shares to an existing or newly created Sub-Series. Notwithstanding anything to the contrary in this paragraph the Trustees are hereby empowered (i) to redesignate any issued Shares of any Series by assigning a distinguishing letter, number or title to such shares and (ii) to reclassify all or any part of the issued Shares of any Series to make them part of an existing or newly created Sub-Series.

        The number of authorized Shares that may be issued is unlimited, and the Trustees may issue Shares of any Series for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so

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issued on the terms determined by the Trustees shall be fully paid and non-assessable (but may be subject to mandatory contribution back to the Trust as provided in subsection (H) of Section 5.2). The Trust may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series that may be established and designated from time to time. The Trustees may hold as Treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series reacquired by the Trust. The Trustees may from time to time close the transfer books or establish record dates and times for the purposes of determining the holders of Shares entitled to be treated as such, to the extent required for the operation of the Trust.

The establishment and designation of any Series of Shares in addition to those established and designated in Section 5.2, or of any Sub-Series of shares, shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such preferences of such Series or Sub-Series, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular Series or Sub-Series previously established and designated the Trustees may by an instrument executed by a majority of their number abolish that Series or Sub- Series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration of Trust.

Any Trustee, officer or other agent of the Trust, and any

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organization in which any such person is interested may acquire, own, hold and dispose of Shares of any Series of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Series from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series generally.

        Section 5.2 Establishment and Designation of Series. Without limiting the authority of the Trustees set forth in Section 5.1 to establish and designate any further Series, the Trustees hereby establish and designate two series of shares: (i) The "Kentuckv Tax-Free Income Series" which shall initially be issued to holders of the shares of the Kentucky Tax-Free Income Fund, Inc., a Kentucky corporation, in a one-to-one exchange for their shares in the said Kentucky Tax-Free Income Fund, Inc., subject only to the affirmative vote of a majority of said shares at a meeting called for said purpose on July 22, 1987. (If said exchange is consummated the assets of Kentucky Tax-Free Income Fund, Inc. shall, immediately thereafter, constitute "assets belonging to" the Kentucky Tax-Free Income Series as said term is used in Subsection (A) hereinafter and the liabilities of said corporation shall, immediately thereafter, constitute "liabilities belonging to" the Kentucky Tax-Free Income Series as said term is used in Subsection (B) hereinafter.) (ii) The "Kentucky Tax-Free Short to Medium Series", no shares of which are issued or outstanding as of the date of execution of this Declaration of

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        The shares of the Series established and designated hereinabove and any shares of any Series that may from time to time in the future be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Series or Sub-Series at the time of establishing and designating the same) have the following relative rights and preferences:

        (A) Assets Belonging to Series. All consideration received by the Trust for the issue or sale of Shares of a. particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to that Series as provided in the following sentence, are herein referred to as "assets belonging to" that Series. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any

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particular Series (collectively "General Items"), the Trustees shall allocate such General Items to and among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

        The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

        (B) Liabilities Belonging to Series. The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a Series are herein referred to as "liabilities belonging to" that Series. Each allocation of liabilities, expenses, costs, charges

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and reserves by the Trustees shall be conclusive and binding upon the holders of all Series for all purposes.

        (C) Dividends. Dividends and distributions on Shares of a particular Series may be declared with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series, from such of the income and capital gains, accrued or realized, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series. All dividends and distributions on Shares of a particular Series shall be distributed pro rata to the holders of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure, and except that if Sub- Series have been established for any Series, the rate of dividends or distributions may vary among such Sub-Series pursuant to resolution, which may be a standing resolution, of the Trustees. Such dividends and distributions may be made in cash or Shares or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with subsection (H) of this Section 5.2.

        The Trust intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor comparable statute, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Trust, the Trustees shall have the power, in their sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Trustees, to enable the Trust to qualify as a regulated investment company and to avoid liability of the Trust for federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Trustees to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Trust for such tax.

        (D) Liquidation. In event of the liquidation or dissolution of the Trust, the Shareholders of each Series that has been established and designated shall be entitled to receive, as a Series, when and as declared by the Trustees, the excess of the assets belonging to that Series over the liabilities belonging to that Series. The assets so distributable to the Shareholders of any particular Series shall be distributed among such Shareholders in proportion to the number of shares of that Series held by them and recorded on the books of the Trust. The liquidation of any particular Series may be authorized by vote of a majority of the Trustees then in office subject to the approval of a majority of the outstanding voting securities, as defined in the 1940 Act, of that Series.

        (E) Voting. On each matter submitted to a vote of the Shareholders, each holder of a Share shall be entitled to one vote for each such Share standing in his or her name on the books of the Trust irrespective of the Series thereof and all Shares of all Series shall vote as a single class ("Single Class Voting"); provided, however, that (a) as to any matter with respect to which a separate vote of any Series is required by the 1940 Act or rules and regulations promulgated thereunder, or would be required under the Kentucky Business Corporation Act if the Trust were a Kentucky business corporation, such requirements as to a separate vote by that Series shall apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more Series, then, subject to (c) below, the Shares of all other Series shall vote as a single class; and (c) as to any matter which does not affect the interest of a particular Series, only the holders of Shares of the one or more affected Series shall be entitled to vote.

        Each Shareholder entitled to vote at the election of Trustees shall have the right to cast, in person or by proxy, as many votes in the aggregate as he shall have standing in his name on the books of the Trust as of the record date selected by the Trustees, multiplied by the number of Trustees to be elected at such election; and each Shareholder may cast the whole number of votes for one candidate, or distribute such votes among two or more candidates.

(F) Redemption by Shareholder. Each holder of Shares of a particular Series shall have the right at such times as may be permitted by the Trust to require the Trust to redeem all or any part of his Shares of that Series at a redemption price equal to the net asset value per Share of that Series next determined in accordance with subsection (H) of this Section 5.2 after the Shares are properly tendered for redemption. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in securities or other assets belonging to the Series of which the Shares being redeemed are part at the value of such securities or assets used in such determination of net asset value.

        Notwithstanding the foregoing and except as hereinafter set forth, payment for Shares so redeemed by the Trust shall be made to the Shareholder within seven (7) days after the date on which the application for redemption thereof is received. Such payment shall be made in cash or other assets of the Trust, or both, as the Trustees shall prescribe. For such purpose, the value of any assets other than cash delivered in payment for shares redeemed shall be determined as set forth in Subsection (H) hereof as of the same time that the current net asset value applicable to such shares is determined.

        The Trustees may, by resolution, suspend the right of redemption conferred upon the Shareholders and postpone the date of payment for Shares redeemed from Shareholders pursuant to this provision for the whole or any part of any period:

        (1) during which the New York Stock Exchange is closed other than customary week-end and holiday closings; or

        (2) during which trading on the New York Stock Exchange is restricted;
or

        (3) during which an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

        (4) for which the Securities and Exchange Commission may by order permit for the protection of security holders of the Trust.

        Any such suspension and postponement shall become effective at such time as the Trustees shall specify in such resolution, but not later than the close of business on the business day next succeeding the adoption of such resolution, and shall terminate at such times as the Trustees shall, by resolution, declare such suspension and postponement to be terminated, but not later than the close of business on the first business day on which none of the conditions specified above shall exist. If the right of redemption is suspended with respect to any Shares for which a proper application has been made but in respect of which the redemption price has not been determined, then:

        (1) The holder of such shares may, during the period of such suspension, by written notice to the Trust's office or agency where such application was made, revoke such application and withdraw any share certificate or certificates that accompanied it; and

        (2) If such application is not revoked, such shares shall be redeemed at their net asset value next determined, as set forth in Subsection (H) hereof, after the termination of such suspension, and payment therefor shall be made within a period determined by adding to seven (7) days after the date such application was made the number of days that the redemption of such shares was suspended.

        (G) Redemption by Trust. Each Share of each Series that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Share was then being redeemed by the Shareholder pursuant to Subsection (F) of this Section 5.2 at any time if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to all or any of the holders of the Shares, or any Series thereof, of the Trust, and upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price. In addition, the Trustees, in their sole discretion, may require a Shareholder to redeem all of his or her

Shares of any Series after thirty day's notice, if the value of all of his or her Shares of that Series is less than Five Hundred Dollars ($500.00) or such other minimum amount established from time to time by the Board of Trustees.

        (H) Net Asset Value. The Trustees shall have the power and duty to cause the net asset value per share of any series to be determined from time to time in accordance with the provisions of this Section, It may delegate the power and duty to determine net asset value per share to one or more of the Trustees or officers of the Trust or to a custodian, depository, investment adviser, or other agent appointed for the purpose. Net asset value per share shall be determined at such times as may be prescribed by resolution of the Trustees, but no less often than once each week as of the close of business on a business day, or, in the absence of such resolution, as of the close of trading on the New York Stock Exchange on each business day.

        Each determination of net asset value per share shall be made by subtracting from the value of the assets belonging to that series the liabilities belonging to that series, dividing the remainder by the number of shares of the series issued and outstanding, and adjusting the result to the nearest full cent per share. For purposes of such determination:

        (1) Securities included among the assets of the series for which representative quotations are available shall, except as hereinafter set forth, be valued at the mean between the quoted bid and asked prices therefor. Securities and other assets (except goodwill, which shall not be taken into account) for which such procedure is deemed not to reflect fair market value or for which representative quotations are not readily available shall be appraised at prices or values deemed best to reflect their fair market value, as determined in good faith by or under the supervision of one or more officers of the Trust in a manner specifically authorized by the Trustees. The Trustees may, by resolution, prescribe or approve the use of any system, process, pricing service or other facility or method for valuing securities owned by the Trust, provided that the Trustees determine that such facility or method will properly reflect the fair market value of such securities. All quotations or other information required for the valuation of securities and other assets of the Trust shall 'be obtained from such sources as the person or persons making such determination believe to be reliable, and any determination based thereon shall be conclusive and binding for all purposes.

        (2) Securities which the Trust has contracted to purchase for any series shall be included among its assets, and the cost thereof shall simultaneously be included among its liabilities, no later than the first business day following the making of such contract.

        (3) Securities belonging to any series which the Trust has contracted to sell shall be excluded from its assets, and the amount receivable therefor shall simultaneously be included among its assets, no later than the first business day following the making of such contract.

        (4) Liabilities shall include expenses and reserves, accrued and determined in such manner as the Trustees may from time to time prescribe or approve, and the amount necessary to pay any dividends or distributions declared and unpaid on the shares of such series, but shall not include any liabilities represented by its outstanding shares and surplus.

        (5) Shares of each series sold shall be deemed to be outstanding, and the amount receivable for such shares shall simultaneously be included among the assets belonging to such series, no later than the first business day following receipt of any unconditional purchase order for such shares.

        (6) Shares of any series for which a proper application for redemption has been received or which the Trust has contracted to repurchase shall be deemed to be no longer outstanding, and the amount payable for such shares shall be included among the liabilities belonging to the applicable series no later than the first business day following receipt of such application or the making of such contract.

        (I) Transfer. All Shares of each Series shall be transferable, but transfers of Shares of a particular Series will be recorded on the Share transfer records of the Trust applicable to that Series at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Series and at such other times as may be permitted by the Trustees.

        (J) Equality. All Shares of each particular Series shall represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities belonging to that Series), and each Share of any particular Series shall be equal to each other Share of that Series; but the provisions of this sentence shall not restrict any distinctions permissible under subsection
(C) of this Section 5.2 that may exist with respect to dividends and distributions on Shares of the same Series. The Trustees may from time to time divide or combine the Shares of any particular Series into a greater or lesser number of Shares of that Series without thereby changing the proportionate beneficial interest in the assets belonging to that Series or in any way affecting the rights of Shares of any other Series.

        (K) Fractions. Any fractional Share of any Series or Sub-Series, if any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that Series or Sub-Series, including with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

        (L) Conversion Rights. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that holders of Shares of any Series shall have the right to convert said Shares into Shares of one or more other Series of Shares in accordance with such requirements and procedures as may be established by the Trustees.

        Section 5.3. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series that has been established and designated. Certificates certifying the ownership of Shares may be issued by the Trustees, which certificates shall be transferable in the same manner as stock certificates of a corporation. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to ownership and as to the number of Shares of each Series and Sub- Series held from time to time by each Shareholder.

        Section 5.4 Investments in the Trust. The Trustees may accept investments in the Trust from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares whether or not conforming to such authorized terms.

        Section 5.5. No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

        Section 5.6. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. No assessments shall be made against the interest of any shareholder and no shareholder shall be personally liable for any debts or liabilities incurred by the

Trustees or the Trust. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder.

                ARTICLE VI - VOTING AND MEETINGS OF SHAREHOLDERS

        Section 6.1 Voting Powers. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Section 4.1,
(ii) with respect to any contract with a Contracting Party as provided in
Section 4.3 as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Series to the extent and as provided in Sections 8.1 and 8.2, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 8.3, (v) to the same extent as the stockholders of a Kentucky business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivately or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by the

1940 Act, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Unless Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

Section 6.2 Meetings. There shall be an annual meeting of Shareholders at such place within or without the Commonwealth of Kentucky and on such date as may be designated in the call thereof, which call shall be made by the Trustees. In the event that such meeting is not held in any year within the time period fixed in the By-Laws, whether the omission be by oversight or otherwise, a subsequent special meeting may be called by the Trustees and held in lieu of the annual meeting with the same effect as though held within such time period. Special meetings (including meetings involving only the holders of Shares of one or more but less than all Series) may also be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any such meeting shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder entitled to vote at such meeting at the Shareholder's address as it appears on the records of the Trust. If the Trustees shall fail to call or give notice of any meeting of Shareholders (including a meeting involving only the holders of Shares of one or more but less than all Series) for a period of 30 days after written request by Shareholders holding at least 25% of the Shares then outstanding of any Series entitled to vote upon any matter requiring action by the Shareholders as provided herein that a meeting be called to consider such matter, then Shareholders holding at least 25% of the Shares then outstanding of such Series may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

Section 6.3 Record Dates. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than 60 days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or (subject to any provisions permissible under subsection (C) of Section 5.2 with respect to dividends or distributions on Shares that have not been ordered and/or paid for by the time or times established by the Trustees under the applicable dividend or distribution program or procedure then in effect) to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.

        Section 6.4 Quorum and Required Vote. A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, but any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without the necessity of further notice. A majority of the Shares voted, at a meeting at which a quorum is present, shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this

Declaration of Trust or the By-Laws. Notwithstanding any provision of applicable law requiring a greater proportion than a majority of the Votes entitled to be cast in order to take or authorize any action (unless otherwise provided in this Declaration of Trust or the By-Laws), any such action may be taken or authorized upon the concurrence of at least a majority of the aggregate number of votes entitled to be cast thereon.

        Section 6.5 Action by Unanimous Consent. Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if all of the Shareholders entitled to vote on the matter consent to the action in writing and such written consents are filed with the records of the meeting of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

        Section 6.6 Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted stockholders of a Kentucky business corporation under the Kentucky Business Corporation Law.

        Section 6.7 Additional Provisions. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

              ARTICLE VII - LIMITATION OF LIABILITY-INDEMNIFICATION

        Section 7.1 Trustees, Shareholders, etc. Not Personally Liable; Notice. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim: and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust or the Trustees and not personally. Nothing in this Declaration of Trust shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall be construed to give notice that this Declaration of Trust is on file with the Secretary of State of the Commonwealth of Kentucky and may recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

        Section 7.2 Trustee's Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 4.3. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

        Section 7.3 Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability.

Section 7.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise), (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which such Covered person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by the court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested. non-party Trustees"), or (b) an independent legal counsel in a written opinion.

        Section 7.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking; (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

        Section 7.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VII, "Covered Person" shall include such person's heirs, executors and administrators; an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened; and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

        Section 7.7 Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

                ARTICLE VIII - TERMINATION OF TRUST-MISCELLANEOUS

        Section 8.1 Duration and Termination of Trust. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by a majority of the Trustees then in office subject to a favorable vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of each Series voting separately by Series. Upon termination, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash, securities or other property, or any combination thereof, and distribute the proceeds to the Shareholders, in conformity with the provisions of subsection (D) of Section 5.2.

        Section 8.2 Reorganization. The Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more Series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Series the assets of which are so transferred; provided, however, that if shareholder approval is required by the 1940 Act, no assets belonging to any particular Series shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of that Series. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various Series the assets belonging to which have so been transferred) among the Shareholders of the Series the assets belonging to which have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated.

        Section 8.3 Amendments. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees), when authorized so to do by the vote in accordance with subsection (E) of Section 5.2 of Shareholders holding a majority of the Shares entitled to vote, except that amendments either (a) establishing and designating any new Series of Shares not established and designated in Section 5.2, or any Sub-Series or (b) having the purpose of changing the name of the Trust or the name of any Shares theretofore established and designated or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision hereof which is internally inconsistent with any other provision hereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and applicable regulations for the Trust's obtaining the most favorable treatment thereunder available to regulated investment companies, shall not require authorization by Shareholder vote. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

Section 8.4 Filing of Copies; References; Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the trust where it may be inspected by any shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of State of the Commonwealth of Kentucky and with the Clerk of Fayette County, Kentucky, as well as any other governmental office where such filing may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to any matters in connection with the Trust hereunder: and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein", "hereof" and "hereunder" shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

        Section 8.5 Applicable Law. This Declaration of Trust is made in the Commonwealth of Kentucky, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type referred to in Section 386.370 of the Kentucky Revised Statutes and of the type commonly called a Kentucky Business Trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals in Lexington, Fayette County, Kentucky, for themselves and their assigns, as of the day and year first above written.

                                               /s/ Thomas P. Dupree, Sr.
                                               --------------------------------
                                               THOMAS P. DUPREE, SR.

                                               /s/ Fred L. Dupree, Jr.
                                               --------------------------------
                                               FRED L. DUPREE, JR.

                                               /s/ Jack Langley
                                               --------------------------------
                                               JACK LANGLEY

                                               /s/ Robert L. Maddox
                                               --------------------------------
                                               ROBERT L. MADDOX

                                               /s/ William S. Patterson
                                               --------------------------------
                                               WILLIAM S. PATTERSON

STATE OF KENTUCKY)
                 (  SCT.
COUNTY OF FAYETTE)

        On this the 23rd day of June, 1987, before me personally appeared
Thomas P. Dupree, Sr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

        WITNESS my hand and notarial seal this 23rd day of June, 1987.

                                               /s/ Dorine D. Kelly
                                               --------------------------------
                                               NOTARY PUBLIC

                                               State at Large, Ky.

        My commission expires: 1-16-89

STATE OF KENTUCKY)
                 (  SCT.
COUNTY OF FAYETTE)

        On this the 23rd day of June, 1987, before me personally appeared Fred.
L. Dupree, Jr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

WITNESS my hand and notarial seal this 23rd day of June, 1987.

                                               /s/ Dorine D. Kelly
                                               --------------------------------
                                               NOTARY PUBLIC

                                               State at Large, Ky.

        My commission expires: 1-16-89

STATE OF KENTUCKY)
                 (  SCT.
COUNTY OF FAYETTE)

        On this the 23rd day of June, 1987, before me personally appeared Jack Langley, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

        WITNESS my hand and notarial seal this 23rd day of June, 1987.

                                               /s/ Dorine D. Kelly
                                               --------------------------------
                                               NOTARY PUBLIC

                                               State at Large, Ky.

        My commission expires: 1-16-89

STATE OF KENTUCKY)
                 (  SCT.
COUNTY OF JEFFERSON)

        On this the 25rd day of June, 1987, before me personally appeared
Robert L. Maddox, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

        WITNESS my hand and notarial seal this 25rd day of June, 1987.

                                               /s/ E. Christine Ruehl
                                               --------------------------------
                                               NOTARY PUBLIC

                                               State at Large, Ky.

        My commission expires: June 19, 1990

STATE OF KENTUCKY)
                 (  SCT.
COUNTY OF FAYETTE)

        On this the 23rd day of June, 1987, before me personally appeared William S. Patterson, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

        WITNESS my hand and notarial seal this 23rd day of June, 1987.

                                               /s/ Dorine D. Kelly
                                               --------------------------------
                                               NOTARY PUBLIC

                                               State at Large, Ky.

        My commission expires: 1-16-89

This Instrument Prepared By:

        DARSIE & ELSTE
        Attorneys at Law
        P.O.  Box 22219
        Lexington, Kentucky, 40522

By: /s/ John C. Darsie

                        AMENDMENT TO DECLARATION OF TRUST

                               DUPREE MUTUAL FUNDS

        THIS AMENDMENT TO THAT CERTAIN DECLARATION OF TRUST of Dupree Mutual Funds dated June 25, 1987 is made and entered into at 167 West Main Street, Lexington, Kentucky 40507 as of the 22 day of October, 1991, by the TRUSTEES, hereinafter named for the purpose of creating an additional series of shares of beneficial interest.

                                WITNESSETH THAT:

        Article V, Section 5.2 Establishment and Designation of Series is amended to read as follows:

        Without limiting the authority of the Trustees set forth in Section 5.1 to establish and designate any further Series, the Trustees hereby establish and designate five series of shares: (i) The "Kentucky Tax-Free Income Series" which shall initially be issued to holders of the shares of the Kentucky Tax-Free Income Fund, Inc., a Kentucky corporation, in a one-to-one exchange for their shares in the said Kentucky Tax-Free Income Fund, Inc., subject only to the affirmative vote of a majority of said shares at a meeting called for said purpose on July 22, 1987. (If said exchange is consummated the assets of Kentucky Tax-Free Income series as said term is used in Subsection (A) hereinafter and the liabilities of said corporation shall, immediately thereafter, constitute "liabilities belonging to" the Kentucky Tax-Free Income Series as said term is used in Subsection (B) hereinafter); (ii) The "Kentucky Tax-Free Short to Medium Series", no shares of which are issued or outstanding as of the date of execution of this Declaration of Trust (though shares are outstanding as of the date of this amendment); (iii) The "Dupree Cash Management Series", no shares of which are issued or outstanding as of the date of the execution of this Amendment to the Declaration of Trust;
        (iv) The "Intermediate Government Bond Series", no shares of which are issued or outstanding as of the date of execution of this Amendment to the Declaration of Trust; and (v) The Mississippi Tax-Free Investment Trust Series", no shares of which are issued or outstanding as of the date of execution of this Amendment to the Declaration of Trust.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals for themselves and their assigns, as of the day and year first above written.

                                               /s/ Thomas P. Dupree, Sr.
                                               --------------------------------
                                               THOMAS P. DUPREE, SR.

                                               /s/ Fred L. Dupree, Jr.
                                               --------------------------------
                                               FRED L. DUPREE, JR.

                                               /s/ William A. Combs, Jr.
                                               --------------------------------
                                               WILLIAM A. COMBS, JR.

                                               /s/ Robert L. Maddox
                                               --------------------------------
                                               ROBERT L. MADDOX

                                               /s/ William S. Patterson
                                               --------------------------------
                                               WILLIAM S. PATTERSON

STATE OF KENTUCKY)
                 (  SCT.
COUNTY OF FAYETTE)

        On this the 22 day of October, 1991, before me personally appeared Thomas P. Dupree, Sr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

        WITNESS my hand and notarial seal this 22 day of October, 1991.

        My commission expires: January 21, 1993

                                               /s/ Gay M. Elste
                                               --------------------------------
                                               NOTARY PUBLIC

                                               State at Large, Ky.

STATE OF KENTUCKY)
                 (  SCT.
COUNTY OF FAYETTE)

        On this the 22 day of October, 1991, before me personally appeared
Fred. L. Dupree, Jr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

        WITNESS my hand and notarial seal this 22 day of October, 1991.

        My commission expires: January 21, 1993

                                               /s/ Gay M. Elste
                                               --------------------------------
                                               NOTARY PUBLIC

                                               State at Large, Ky.

STATE OF KENTUCKY)
                 (  SCT.
COUNTY OF FAYETTE)

        On this the 22 day of October, 1991, before me personally appeared William A. Combs, Jr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

        WITNESS my hand and notarial seal this 22 day of October, 1991.

        My commission expires: January 21, 1993

                                               /s/ Gay M. Elste
                                               --------------------------------
                                               NOTARY PUBLIC

                                               State at Large, Ky.

STATE OF KENTUCKY)
                 (  SCT.
COUNTY OF FAYETTE)

        On this the 22 day of October, 1991, before me personally appeared Robert L. Maddox, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

        WITNESS my hand and notarial seal this 22 day of October, 1991.

        My commission expires: January 21, 1993

                                               /s/ Gay M. Elste
                                               --------------------------------
                                               NOTARY PUBLIC

                                               State at Large, Ky.

STATE OF KENTUCKY)
                 (  SCT.
COUNTY OF FAYETTE)

        On this the 22 day of October, 1991, before me personally appeared William S. Patterson, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

        WITNESS my hand and notarial seal this 22 day of October, 1991.

        My commission expires: January 21, 1993

                                               /s/ Gay M. Elste
                                               --------------------------------
                                               NOTARY PUBLIC

                                               State at Large, Ky.

This instrument prepared by:

Gay M. Elste
----------------------------
Darsie & Elste
P.O. Box 22219
Lexington, Kentucky 40522
(606) 257-2936

                        AMENDMENT TO DECLARATION OF TRUST

                               DUPREE MUTUAL FUNDS

        THIS AMENDMENT TO THAT CERTAIN DECLARATION OF TRUST of Dupree Mutual Funds dated June 25, 1987 is made and entered into at 125 South Mill Street, Vine Center, Suite 100, Lexington, Kentucky 40507 as of the 21 day of October, 1993, by the TRUSTEES, hereinafter named for the purpose of renaming one series of shares of beneficial interest, correcting the name of another series of shares of beneficial interest and removing surplus language.

                                WITNESSETH THAT:

        Article V, Section 5.2 Establishment and Designation of Series is amended to read as follows:

        Without limiting the authority of the Trustees set forth in Section 5.1 to establish and designate any further Series, the Trustees hereby establish and designate five series of shares: (i) The "Kentucky Tax-Free Income Series"; (ii) The "Kentucky Tax-Free Short to Medium Series"; (iii) The "Dupree Cash Management Series"; (iv) The "Intermediate Government Bond Series"; and (v) The Tennessee Tax-Free Income Series", no shares of which are issued or outstanding as of the date of execution of this Amendment to the Declaration of Trust.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals for themselves and their assigns, as of the day and year first above written.

                                               /s/ Thomas P. Dupree
                                               --------------------------------
                                               THOMAS P. DUPREE, SR.

                                               /s/ Fred L. Dupree, Jr.
                                               --------------------------------
                                               FRED L. DUPREE, JR.

                                               /s/ William A. Combs, Jr.
                                               --------------------------------
                                               WILLIAM A. COMBS, JR.

                                               /s/ Robert L. Maddox
                                               --------------------------------
                                               ROBERT L. MADDOX

                                               /s/ William S. Patterson
                                               --------------------------------
                                               WILLIAM S. PATTERSON

STATE OF KENTUCKY)
                 (  SCT.
COUNTY OF FAYETTE)

        On this the 21 day of October, 1993, before me personally appeared Thomas P. Dupree, Sr., Fred L. Dupree, Jr., William A. Combs, Jr., Robert L. Maddox and William S. Patterson, to me known to be the persons described in and who executed the foregoing instrument, and acknowledged that they executed the same as their free acts and deeds.

        WITNESS my hand and notarial seal this 21 day of October, 1993.

        My commission expires: January 17, 1997

                                               /s/ Gay M. Elste
                                               ---------------------------------
                                               NOTARY PUBLIC, STATE AT LARGE, KY

This instrument prepared by:

 Gay M. Elste
-------------------------
Darsie & Elste
P.O. Box 22219
Lexington, Kentucky 40522
(606) 257-2936

                        AMENDMENT TO DECLARATION OF TRUST

                               DUPREE MUTUAL FUNDS

        This Amendment to that Certain Declaration of Trust of Dupree Mutual Funds dated June 25, 1997 is made and entered into at 125 South Mill Street, Vine Center, Suite 100, Lexington, Kentucky 40507 as of the 31st day of October, 1994 by the Trustees, hereinafter named for the purpose of adding one series of beneficial interest.

                                WITNESSETH THAT:

        Article V, Section 5.2 Establishment and Designation of Series is amended to read as follows:

        Without limiting the authority of the Trustees set forth in Section 5.1 to establish and designate any further Series, the Trustees hereby establish and designate six series of shares: (i) the "Kentucky Tax- Free Income Series", (ii) the "Kentucky Tax-Free Short to Medium Series", (iii) the "Dupree Cash Management Series"; (v) the "Tennessee Tax-Free Short to Medium Series", of which no shares of the latter series are issued or outstanding as of the date of execution of this Amendment of the Declaration of Trust.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals for themselves and their assigns as of the day and year first above written.

                                               /s/ Thomas P. Dupree
                                               --------------------------------
                                               THOMAS P. DUPREE, SR.

                                               /s/ Fred L. Dupree, Jr.
                                               --------------------------------
                                               FRED L. DUPREE, JR.

                                               /s/ William A. Combs, Jr.
                                               --------------------------------
                                               WILLIAM A. COMBS, JR.

                                               /s/ Robert L. Maddox
                                               --------------------------------
                                               ROBERT L. MADDOX

                                               /s/ William S. Patterson
                                               --------------------------------
                                               WILLIAM S. PATTERSON

STATE OF KENTUCKY)
                 (  SCT.
COUNTY OF FAYETTE)

        On this the 31 day of October, 1994, before me personally appeared Thomas P. Dupree, Sr., Fred L. Dupree, Jr., William A. Combs, Jr., Robert L. Maddox and William S. Patterson, to me known to be the persons described in and who executed the foregoing instrument, and acknowledged that they executed the same as their free acts and deeds.

        WITNESS my hand and notarial seal this 31 day of October, 1994.

        My commission expires: January 17, 1997

                                               /s/ Gay M. Elste
                                               ---------------------------------
                                               NOTARY PUBLIC, STATE AT LARGE, KY

This instrument prepared by:

 Gay M. Elste
-------------------------
Darsie & Elste
P.O. Box 22219
Lexington, Kentucky 40522
(606) 257-2936

                        AMENDMENT TO DECLARATION OF TRUST

                               DUPREE MUTUAL FUNDS

        THIS AMENDMENT TO THAT CERTAIN DECLARATION OF TRUST OF Dupree Mutual Funds dated June 25, 1987 is made and entered into at 125 South Mill Street, Vine Center, Suite 100, Lexington, Kentucky 40507 as of the 18th day of October 1995 by the TRUSTEES, hereinafter named for the purpose of adding two series of shares of beneficial interest.

                                WITNESSETH THAT:

        Article V, Section 5.2 Establishment and Designation of Series is amended to read as follows:

        Without limiting the authority of the Trustees set forth in Section 5.1 to establish and designate any further Series, the Trustees hereby establish and designate eight series of shares: (i) The "Kentucky Tax-Free Income Series" (ii) The Kentucky Tax-Free Short-to-Medium Series"; (iii) the "Dupree Cash Management Series" (iv) The Intermediate Government Bond Series", (v) The"Tennessee Tax-Free Income Series";
        (vii) The "North Carolina Tax-Free Income Series"; and (viii) The "North Carolina Tax-Free Short- to-Medium Series", no shares of which are issued or outstanding as of the date of execution of this Amendment to the Declaration of Trust.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals for themselves and their assigns as of the day and year first above written.

                                               /s/ Thomas P. Dupree
                                               --------------------------------
                                               THOMAS P. DUPREE, SR.

                                               /s/ Fred L. Dupree, Jr.
                                               --------------------------------
                                               FRED L. DUPREE, JR.

                                               /s/ William A. Combs, Jr.
                                               --------------------------------
                                               WILLIAM A. COMBS, JR.

                                               /s/ Robert L. Maddox
                                               --------------------------------
                                               ROBERT L. MADDOX

                                               /s/ William S. Patterson
                                               --------------------------------
                                               WILLIAM S. PATTERSON

STATE OF KENTUCKY)
                 (  SCT.
COUNTY OF FAYETTE)

        On this the 16th day of October, 1995, before me personally appeared Thomas P. Dupree, Sr., Fred L. Dupree, Jr., William A. Combs, Jr., Robert L. Maddox and William S. Patterson, to me known to be the persons described in and who executed the foregoing instrument, and acknowledged that they executed the same as their free acts and deeds.

        WITNESS my hand and notarial seal this 16 day of October, 1995.

        My commission expires: December 16, 1996

                                               /s/ Dorine D. Kelly
                                               ---------------------------------
                                               NOTARY PUBLIC, STATE AT LARGE, KY

STATE OF KENTUCKY)
                 (  SCT.
COUNTY OF JEFFERSON)

        On this 18th day of October, 1995 before me personally appeared Robert
L. Maddox, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

        WITNESS my hand and notarial seal this 18th day of October 1995.

        My commission expires June 19, 1998

                                               /s/ E. Christine Ruehl
                                               ---------------------------------
                                               Notary Public, State at Large

This instrument prepared by:

 Gay M. Elste
-------------------------
Darsie & Elste
P.O. Box 22219
Lexington, Kentucky 40522
(606) 257-2936

                        AMENDMENT TO DECLARATION OF TRUST

                               DUPREE MUTUAL FUNDS

        THIS AMENDMENT TO THAT CERTAIN DECLARATION OF TRUST of Dupree Mutual Funds dated June 25, 1987 is made and entered into at 125 South Mill Street, Vine Center, Suite 100, Lexington, Kentucky 40507 as of the 26st day of October, 1999, by the TRUSTEES, hereinafter named for the purpose of renaming one series of shares of beneficial interest.

                                WITNESSETH THAT:

        Article V, Section 5.2 Establishment and Designation of Series is amended to read as follows:

        Without limiting the authority of the Trustees' set forth in Section 5.1 to establish and designate any further Series, the Trustees hereby establish and designate twelve series of shares: (i) The "Kentucky Tax-Free Income Series"; (ii) The "Kentucky Tax-Free Short to Medium Series"; (iii) The "Dupree Cash Management Series"; (iv) The "Intermediate Government Bond Series"; and (v) The Tennessee Tax-Free Income Series" (vi) The "Tennessee Tax-Free Short to Medium Series;
        (vii) The "North Carolina Tax-Free Income Series"; (viii) The "North Carolina Tax-Free Short to Medium Series"; (ix) The "Alabama Tax-Free Income Series", no shares of which are issued or outstanding as of the date of execution of this Amendment to the Declaration of Trust; (x) The "Alabama Tax-Free Short to Medium Series", no shares of which are issued or outstanding as of the date of execution of this Amendment to the Declaration of Trust; (xi) The "Mississippi Tax-Free Income Series", no shares of which are issued or outstanding as of the date of execution of this Amendment to the Declaration of Trust; and (xii) The "Mississippi Tax-Free Short to Medium Series", no shares of which are issued or outstanding as of the date of execution of this Amendment to the Declaration of Trust.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals for themselves and their assigns, as of the day and year first above written.

                                               ---------------------------------
                                               THOMAS P. DUPREE, SR.


                                               ---------------------------------
                                               FRED L. DUPREE, JR.


                                               ---------------------------------
                                               WILLIAM A. COMBS, JR.


                                               ---------------------------------
                                               ROBERT L. MADDOX


                                               ---------------------------------
                                               WILLIAM S. PATTERSON

STATE OF KENTUCKY)
                 ( SCT.
COUNTY OF FAYETTE)

        On this the 26st day of October, 1999, before me personally appeared Thomas P. Dupree, Sr., Fred L: Dupree, Jr., William A. Combs, Jr., Robert L. Maddox and William S. Patterson, to me known to be the persons described in and who executed the foregoing instrument, and acknowledged that they executed the same as their free acts and. deeds.

        WITNESS my hand and notarial seal this 26st day of October, 1999

        My commission expires:

                                               ---------------------------------
                                               NOTARY PUBLIC, STATE AT LARGE, KY

This instrument prepared by:

Gay M Elste
-------------------------
Darsie & Elste
P.O. Box 22219
Lexington, Kentucky 40522
(606) 257-2936